Exhibit 99.1

Investor and Analyst Contact:	Media Contact:
Jeffrey S. Beyersdorfer	Gary Hanson
(602) 286-1530	(602) 286-1777

Michelle Clemente
(602) 286-1533

WESTERN REFINING STOCKHOLDERS APPROVE TESORO ACQUISITION

EL PASO, Texas – March 24, 2017 - Western Refining, Inc. (NYSE:WNR) today announced that WNR stockholders have approved the proposed acquisition of Western Refining by Tesoro Corporation (NYSE:TSO). At a special stockholders meeting, WNR stockholders approved the adoption of the previously disclosed agreement and plan of merger. The proposal to approve the acquisition was supported by approximately 80 percent of Western Refining’s outstanding shares entitled to vote.

“We are pleased that our stockholders voted in favor of this transaction. This is an important step in the process of combining two great companies to form a premier, highly integrated refining, retail and logistics company,” said Jeff Stevens, CEO of Western Refining.

Tesoro stockholders today approved the issuance of shares of Tesoro common stock in connection with the acquisition by approximately 99 percent of Tesoro’s outstanding shares present and entitled to vote.

Completion of the acquisition remains subject to the satisfaction or waiver of customary closing conditions, including the expiration or termination of the waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Tesoro and Western Refining continue to expect the transaction to close in the first half of 2017.

Also at the Western Refining special meeting, WNR stockholders approved, among other things, (i) on a non-binding, advisory basis, certain compensation that may be paid or become payable to Western’s named executive officers in connection with the acquisition, and (ii) on a non-binding advisory basis, an amendment to the restated certificate of incorporation of Tesoro to increase the number of authorized shares of Tesoro common stock from 200 million to 300 million.

About Western Refining

Western Refining, Inc. is an independent refining and marketing company headquartered in El Paso, Texas. The Company operates refineries in El Paso, Gallup, New Mexico and St. Paul Park, Minnesota. The Company’s retail operations include retail service stations and convenience stores in Arizona, Colorado, Minnesota, New Mexico, Texas, and Wisconsin, operating primarily through the Giant, Howdy’s, and SuperAmerica brands.

Western Refining, Inc. also owns the general partner and approximately 53 percent of the limited partnership interest of Western Refining Logistics, LP (NYSE:WNRL).

More information about Western Refining is available at www.wnr.com.

FORWARD LOOKING STATEMENTS

This communication contains certain statements that are “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Words such as “may,” “will,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the proposed acquisition of Western Refining by Tesoro, integration and transition plans, synergies, opportunities, anticipated future performance, expected share buyback program and expected dividends . There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, the expected timing and likelihood of completion of the proposed merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed acquisition that could reduce anticipated benefits or cause the parties to abandon the acquisition, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the acquisition, the risk that the parties may not be able to satisfy the conditions to the proposed acquisition in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed acquisition, the risk that any announcements relating to the proposed acquisition could have adverse effects on the market price of Tesoro’s common stock or Western Refining’s common stock, the risk that the proposed acquisition and its announcement could have an adverse effect on the ability of Tesoro and Western Refining to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies, the risk that the combined company may not buy back shares, the risk of the amount of any future dividend Tesoro may pay, and other factors. All such factors are difficult to predict and are beyond our control, including those detailed in Tesoro’s annual reports on Form 10-K, quarterly reports on Form 10-Q, Current Reports on Form 8-K and registration statement on Form S-4 filed with the SEC on December 14, 2016, as amended (the “Form S-4”) that are available on Tesoro’s website at http://www.tsocorp.com and on the SEC’s website at http://www.sec.gov, and those detailed in Western Refining’s annual reports on Form 10-K, quarterly reports on Form 10-Q and Current Reports on Form 8-K that are available on Western Refining’s website at http://www.wnr.com and on the SEC website at http://www.sec.gov. Tesoro’s and Western Refining’s forward-looking statements are based on assumptions that Tesoro and Western Refining believe to be reasonable but that may not prove to be accurate. Tesoro and Western Refining undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, except as required by applicable law or regulation. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

No Offer or Solicitation:

This communication relates to a proposed business combination between Western Refining and Tesoro. This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It:

In connection with the proposed transaction, Tesoro has filed with the SEC, and the SEC has declared effective, a registration statement on Form S-4 (Reg. No. 333-215080 ), containing a joint proxy statement/prospectus of Tesoro and Western Refining, which proxy statement/prospectus was first mailed to Tesoro and Western Refining stockholders on February 17, 2017. This communication is not a substitute for the registration statement, proxy statement/prospectus or any other documents that Tesoro or Western Refining may file with the SEC or send to stockholders in connection with the proposed transaction. STOCKHOLDERS OF TESORO AND WESTERN REFINING ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE FORM S-4 AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of these documents, including the proxy statement/prospectus, and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by Tesoro will be made available free of charge on Tesoro’s website at http://www.tsocorp.com or by contacting Tesoro’s Investor Relations Department by phone at 210-626-6000. Copies of documents filed with the SEC by Western Refining will be made available free of charge on Western Refining’s website at http://www.wnr.com or by contacting Western Refining’s Investor Relations Department by phone at 602-286-1530 or 602-286-1533.